UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 17, 2007

WESTERN PLAINS ENERGY, L.L.C.

(Exact name of registrant as specified in its charter)

Kansas	0-50714	48-1247506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3022 County Road 18, Oakley, KS 67748

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (785) 672-8810

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 17, 2007, Western Plains Energy, L.L.C. (the “Company”) executed a new employment contract with its Chief Executive Officer and General Manager, Steven R. McNinch (“Employment Agreement”).  The Employment Agreement provides for payment of annual salary to Mr. McNinch in the amount of $145,000 and certain other benefits and entitles him to incentive compensation in the form of quarterly cash payments equal to 0.33% of the Company’s net earnings (but not to exceed $108,750 annually) if certain Company performance standards are achieved each fiscal quarter.  If the Employment Agreement is terminated without “cause” as defined therein Mr. McNinch is entitled to severance pay equal to two years salary.  The Employment Agreement continues until January 25, 2009, unless sooner terminated in accordance with its terms.

Item 7.01                                             Regulation FD Disclosure.

On April 20, 2007, a newsletter prepared by Western Plains Energy, L.L.C. (the “Company”) was mailed to the members of the Company.  A copy of that newsletter is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 8.01                                             Other Events.

On April 17, 2007, the Board of Managers of the Company declared a cash distribution of $1,000 per outstanding membership unit to each member of record on that date, subject to approval from its principal lender.

Item 9.01                                             Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished with this report:

10.1	Employment Agreement between the Company and Steven R. McNinch, General Manager and Chief Executive Officer, dated January 25, 2007.

99.1	Newsletter of Western Plains Energy, L.L.C., April 2007.

Cautionary Statement

Certain statements contained herein or in the exhibits furnished with this report made by or on behalf of the Company may contain forward-looking statements.  Such forward-looking statements are sometimes identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Factors that could cause actual results to differ materially include, among others, commodity prices, industry conditions, environmental and governmental regulations, availability of financing, judicial proceedings, force majeure events and other risks factors as described from time to time in the Company’s filings with the Securities and Exchange Commission.  Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN PLAINS ENERGY, L.L.C.

Date: April 20, 2007	By:	/s/ Steven R. McNinch
	Name:	Steven R. McNinch
	Title:	Chief Executive Officer and General Manager

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

10.1	Employment Agreement between the Company and Steven R. McNinch, General Manager and Chief Executive Officer, dated January 25, 2007.

99.1	Newsletter of Western Plains Energy, L.L.C., April 2007.